SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC  20549

                                     FORM 8-K

                                   CURRENT REPORT



Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)     December 23, 1994





                      VANGUARD CELLULAR SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


      North Carolina               0-16560             56-1549590

(State or other Jurisdiction   (Commission File      (IRS Employer
 of Incorporation)             Number)               Identification
                                                     No.)


2002 Pisgah Church Road, Suite 300, Greensboro, NC            27455
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:      (910) 282-3690



Item 2. Acquisition or Disposition of Assets

 On December 23, 1994, the Registrant completed the closing of a $675 million credit facility, pursuant to an Amended and Restated Loan Agreement (the "1994 Credit Facility") with various lenders led by The Toronto-Dominion Bank and The Bank of New York (collectively referred to herein as the "Lenders"). The 1994 Credit Facility refinanced the Registrant's then existing $390 million credit facility (the "1993 Loan Agreement"). The participating Lenders are enumerated in Schedule A below together with their share of each separate facility contemplated under the 1994 Credit Facility. Under the terms of a Security Agreement and a Master Subsidiary Security Agreement, the Registrant and its wholly owned subsidiaries, who are guarantors of the Registrant's obligations under the 1994 Credit Facility, granted the Lenders security interests in substantially all of the tangible and intangible assets of the Registrant and its wholly owned subsidiaries. These pledged assets include, without limitation, the stock of the wholly owned subsidiaries of the Registrant and all of the tangible and intangible assets of the Registrant and its wholly owned subsidiaries.

 The 1994 Credit Facility consists of a "Term Loan" and a "Revolving Loan." The Term Loan, in the amount of $325 million, is to refinance the Registrant's existing borrowings under the 1993 Loan Agreement. The Revolving Loan, in the amount of up to $350 million, is available for capital expenditures, to make acquisitions of and investments in cellular and other wireless communication interests, and for other general corporate purposes.

 The 1994 Credit Facility requires maintenance of certain covenants including but not limited to maintenance of certain financial ratios, insurance, compliance with all applicable laws, and prescribed amounts of interest rate protection. Additionally, the 1994 Credit Facility restricts, among other things, the creation of certain additional indebtedness, disposition of certain assets, payment of cash dividends, capital expenditures and cellular acquisitions and other wireless communications investments. These restrictions generally permit borrowings to consummate the Company's pending acquisition of Sunshine Cellular (the Federal Communications Commission license holder for the nonwireline cellular telephone system in the Pennsylvania 8-Union rural service area) and up to $75 million of acquisitions and investments (including up to $35 million of investments in noncellular wireless communications and in cellular markets that are not continguous to the Registrant's existing markets). Capital expenditure restrictions are based on the number of the Registrant's cellular subscribers in decreasing amounts over the term of the facility (approximately $150 million in 1995). The requirements of the 1994 Credit Facility were established in relation to the Registrant's projected capital and financing needs and projected results of operations. These requirements generally were designed to require continued improvement in the registrant's operating performance such that its operating cash flow would be sufficient to begin servicing the debt as repayments are required.


The Term Loan and the Revolving Loan bear interest at a rate equal to the Registrant's choice of the Prime Rate or Eurodollar Rate plus an applicable margin based upon a leverage ratio for the most recent fiscal quarter. The leverage ratio, which is computed as the ratio of Total Debt (as defined) to Adjusted Cash Flow (as defined), currently is at such a level as to cause the applicable margins on the borrowings to be 0.375% and 1.625% per annum for the Prime Rate and Eurodollar Rate, respectively.



 The outstanding amount of the Term Loan as of March 30, 1998 is to be repaid in increasing quarterly installments commencing on March 31, 1998 and terminating at its maturity date of December 31, 2003. The quarterly installment payments begin at 1.875% of the outstanding principal amount at March 30, 1998 and gradually increases to 5.625% at March 31, 2003. The available borrowings under the Revolving Loan shall be reduced on a quarterly basis also commencing on March 31, 1998 and terminating on December 31, 2003. The quarterly reduction begins at 1.875% of the Revolving Loan Commitment at March 30, 1998 and gradually increases to 5.625% on March 31, 2003.



                                Schedule A

                              Term Loan              Revolving Loan
Lender                        Commitment               Commitment

MANAGING AGENTS
The Toronto-Dominion Bank    $28,888,888.89            $31,111,111.11
The Bank of New York          26,722.222.21             28,777.777.79

CO-AGENTS
NationsBank of
  North Carolina, N.A.        21,666,666.67             23,333,333.33
LTCB Trust Company            21,666,666.67             23,333,333.33
Canadian Imperial Bank
  of Commerce                 21,666,666.67             23,333,333.33
The Bank of Nova Scotia       17,935,185.19             19,314,814.81

First National Bank           17,935,185.19             19,314,814.81
     of Boston

LENDERS
Barclays Bank plc             16,851,851.85             18,148,148.15
The Bank of Montreal          12,037,037.04             12,962,962.96
Banque Nationale De Paris     12,037,037.04             12,962,962.96
Credit Lyonnais Cayman
  Island Branch               12,037,037.04             12,962,962.96
First National Bank of
  Maryland                    12,037,037.04             12,962,962.96
First Union National
  Bank of North Carolina      12,037,037.04             12,962,962.96
Fleet National Bank           12,037,037.04             12,962,962.96
The Bank of Tokyo
  Trust Company                9,629,629.63             10,370,370.37
Societe Generale               9,629,629.63             10,370,370.37
ABN-AMRO Bank N.V.             7,222,222.22              7,777,777.78
Bank of Hawaii                 7,222,222.22              7,777,777.78
CoreStates Bank, N.A.          7,222,222.22              7,777,777.78
Meridian Bank                  7,222,222.22              7,777,777.78
National Westminster Bank, USA 7,222,222.22              7,777,777.78
Royal Bank of Canada           7,222,222.22              7,777,777.78
The Sumitomo Trust &           7,222,222.22              7,777,777.78
  Banking Co., Ltd.,
The Bank of California, N.A.   4,814,814.81              5,185,185.19
Shawmut Bank Connecticut, N.A. 4,814,814.81              5,185,185.19
                            $325,000,000.00           $350,000,000.00

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
 (a) Financial Statements of Business Acquired.  Not Applicable.
 (b) Pro Forma Financial Information.  Not Applicable.
 (c) The Exhibits furnished in connection with this report are as follows:
2(a) Amended and Restated Loan Agreement dated as of December 23,
     1994
2(b) Security Agreement dated as of December 23, 1994
2(c) Master Subsidiary Security Agreement dated as of December 23, 1994

The following schedules to the Loan Agreement, filed as Exhibit 2(a) hereto, have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of any such omitted schedule to the Commission upon request.



 Exhibit A  Form of Assignment of Rights by Partner
 Exhibit B  Form of Borrower Pledge Agreement
 Exhibit C  Form of Certificate of Financial Condition
 Exhibit D  Form of Term Loan Note
 Exhibit E  Form of Revolving Loan Note
 Exhibit F-1 Form of Request for Advance - Initial Advance
 Exhibit F-2 Form of Request for Advance - Advances Subsequent to the
             Agreement Date
 Exhibit G  Form of Security Agreement
 Exhibit H  Form of Subsidiary Guaranty
 Exhibit I  Form of Subsidiary Pledge Agreement
 Exhibit J  Form of Subsidiary Security Agreement
 Exhibit K  Form of Use of Proceeds Letter
 Exhibit L  Form of Borrower's Loan Certificate
 Exhibit M  Form of Subsidiary Loan Certificate
 Exhibit N  Form of Performance Certificate
 Exhibit O  Form of Assignment and Assumption Agreement

 Schedule 1 Licenses
 Schedule 2 Liens of Record as of the Agreement Date
 Schedule 3 Subsidiaries
 Schedule 4 Litigation
 Schedule 5 Agreements with Affiliates
 Schedule 6 Investments

The following schedules to the Security Agreement, filed as Exhibit 2(b) hereto, have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of such omitted Schedule to the Commission upon request.

 Exhibit A    Licenses
 Exhibit B    Contracts
 Exhibit C    Leases

The following schedules to the Master Subsidiary Security Agreement, filed as Exhibit 2(c) hereto, have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of any such omitted Schedule to the Commission upon request.

 Exhibit A    Licenses
 Exhibit B    Contracts
 Exhibit C    Leases


                              SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                      VANGUARD CELLULAR SYSTEMS, INC.

                      By:
                         Stephen L. Holcombe, Senior Vice
                         President and Chief Financial
                         Officer

Date:  January   , 1995




                             INDEX TO EXHIBITS

 Exhibit
  No.                             Exhibit                            Page
 2(a)        Amended and Restated Loan Agreement dated
             as of December 23, 1994.
 2(b)        Security Agreement dated as of December 23, 1994.
 2(c)        Master Subsidiary Security Agreement dated as of
             December 23, 1994.